EXHIBIT 10.3

WARRANT

NO. LFG-1	INOLIFE TECHNOLOGIES, INC.	2,000,000 Shares

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:30 P.M., EASTERN TIME, ON THE EXPIRATION DATE (AS DEFINED BELOW)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

INOLIFE TECHNOLOGIES, INC., a New York corporation (the “Company”), for value received on March 31, 2015 (“Issuance Date”), hereby issues to LEWIS FAMILY GROUP FUND LP, a Delaware limited partnership, or registered assigns (the “Holder”) this Warrant (the “Warrant”), to purchase Two Million (2,000,000) fully paid and non-assessable shares of the Company’s Common Stock (as defined below) (the “Warrant Stock”), at the purchase price per share equal to the Warrant Price (as defined below), on or before the seventh anniversary of the of the Issuance Date (the “Expiration Date”), all subject to the following terms and conditions.  This Warrant shall not be exercisable prior to the Vesting Date.  For purposes of this Warrant, “Warrant Price” shall mean $0.0002, which is two (2) times the closing sale price of the Common Stock on the date of issuance on this Warrant.

This Warrant is being issued pursuant to the Securities Purchase Agreement entered into as of March 6, 2015 between the Company, and the Holder (the “Purchase Agreement”).

1. Exercise of Warrant.

a. The Holder may exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 10, together with the form of exercise notice attached hereto as Exhibit A duly executed by the Holder (the “Exercise Notice”), accompanied by cash, certified check or bank draft in payment of the Warrant Price, in lawful money of the United States of America, for the number of shares of the Warrant Stock specified in such Exercise Notice (“Aggregate Exercise Price”), or as otherwise provided in this Warrant on or before 5:00 P.M., Eastern Time, on the Expiration Date, at which time this Warrant shall become void and of no value.

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b. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Stock shall have the same effect as cancellation of the original of this Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Stock. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Stock shall have the same effect as cancellation of the original of this Warrant certificate after delivery of the Warrant Stock in accordance with the terms hereof.  On or before the first (1st) Trading Day following the later of (i) the date on which the Company has received an Exercise Notice or (ii) the date on which the Company receives the Aggregate Exercise Price, the Company shall transmit by e-mail or facsimile an acknowledgment of confirmation of receipt of such Exercise Notice to the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) trading day following the later of (i) the date on which the Company has received such Exercise Notice or (ii) if the Aggregate Exercise Price is not paid by the Holder within one (1) trading day following such exercise as contemplated above in this Section 1(b), the date on which the Company receives the Aggregate Exercise Price (such later date is referred to herein as the “Delivery Date”), the Company shall (X) provided that (I) the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and (II) either a registration statement for the issuance to the Holder of the applicable Warrant Stock to be issued pursuant to such Exercise Notice is effective and the prospectus contained therein is usable or such Warrant Stock to be so issued are otherwise freely tradable, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if either of the immediately preceding clauses (I) or (II) are not satisfied, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Stock with respect to which this Warrant has been exercised, irrespective of the date such Warrant Stock are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Stock (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(b) and the number of Warrant Stock represented by this Warrant submitted for exercise is greater than the number of Warrant Stock being acquired upon an exercise, then, at the request of the Holder and upon surrender hereof by the Holder at the principal office of the Company, the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 4(a)) representing the right to purchase the number of Warrant Stock purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Stock with respect to which this Warrant is exercised. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Stock upon exercise of this Warrant.

c. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

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2.  Disposition of Warrant Stock and Warrant.

a. The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered (i) under the Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(a)(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(a)(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

To the extent the Warrant or Warrant Stock has not been registered for resale pursuant to the Act, the Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion of counsel to, and paid for by, the Company, to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission (the “SEC”) to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.  The Holder of this Warrant has piggyback registration rights in regard to the Warrant Stock pursuant to Section 7 of this Warrant.

b.  If, at the time of issuance of the Warrant Stock, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may, at its election, require that the Holder to provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear a legend reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3.  Reservation of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the Warrant Price therefor, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

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4.  Exchange, Transfer or Assignment of Warrant.

a. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the assignment form, in the form attached hereto as Exhibit B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

b. Notwithstanding anything to the contrary contained herein, at such time as this Warrant shall be registered by the Company under the Act, Holder shall deliver this Warrant to the Company in exchange for a warrant certificate representing the registered warrant, which shall entitle Holder to purchase the same number of shares of Warrant Stock and at the same Warrant Price as exists at the time of the surrender.

5. Capital Adjustments.  This Warrant is subject to the following further provisions:

a. Recapitalization, Reclassification and Succession.  If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a Person (as defined below), or the sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any Person (any such Person being included within the meaning of the term “successor corporation”) shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.  “Person” shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

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b. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.

c. Stock Dividends and Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Warrant Price shall be adjusted in accordance with Section 5(e) and (ii) the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

d. Stock and Rights Offering to Stockholders. If the Company shall at any time after the date of issuance of this Warrant distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year’s or prior year’s earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph) (any of the foregoing being hereinafter in this paragraph called the “Securities”), then in each such case, the Company shall reserve shares or other units of such Securities for distribution to the Holder upon exercise of this Warrant so that, in addition to the shares of the Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised this Warrant.

e. Warrant Price Adjustment. Whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying the Warrant Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

f. Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

g.  Deferral and Cumulation of De Minimis Adjustments. The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment.  In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment (if any) or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

h.  Duration of Adjustment. Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

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6. Notice to Holders.

a. Notice of Record Date. In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another Person, or any conveyance of all or substantially all of the assets of the Company to another Person; or

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least twenty (20) days prior to the record date therein specified, or if no record date shall have been specified therein, at least twenty (20) days prior to the date of such action, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

b. Certificate of Adjustment. Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President, Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

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7. Registration Rights.

(a) If the Company, at any time prior to the Expiration Date, proposes to file on behalf of any of its security holders a registration statement (or post-effective amendment to a prior registration statement) under the Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of securities for resale by certain selling stockholders (the “Registration Statement”), it will give written notice to the Holder at least twenty (20) days before the initial filing with the SEC of such Registration Statement (or post-effective amendment) (the “Registration Notice”). The notice will offer to include in such filing (or, if applicable, pursuant to Rule 429(b) under the Securities Act, a new registration statement with a combined prospectus that serves as a post-effective amendment to a prior registration statement) the aggregate number of shares of Warrant Stock as the Holder may request (“Registrable Securities”).

If Holder desires to have its Registrable Securities registered under this Section 7, the Holder shall advise the Company in writing, within ten (10) days after the date of receipt of the Registration Notice, setting forth the amount of such Registrable Securities for which registration is requested.  The Company shall include in such Registration Statement the number of shares of Registrable Securities for which registration is so requested and shall use its reasonable best efforts to effect registration under the Securities Act of such Registrable Securities.

(b) The Company shall notify the Holder at any time when a prospectus relating to Registrable Securities is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  At the request of the Holder, the Company shall also prepare, file and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  The Holder agrees not to offer or sell any Registered Securities after receipt of such notification until the filing with the SEC of such supplement or amendment.

(c) The Company may request the Holder to furnish the Company such information with respect to the Holder and the Holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the Holder agrees to furnish the Company with such information.

(d) Each of the Company and the Holder shall indemnify the other party hereto and their respective officers, directors, employees and agents against any and all loss arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related Registration Statement, notification or the like) incident to any registration of the type described in this Section 7, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such other party for use in connection with such registration; and  provided, further, that the Holder shall not be liable for any loss that in the aggregate exceeds the amount the Holder would receive if Holder were to sell the Registrable Securities on the date the amount of the loss was determined (based on the closing price of a share of Common Stock on its principal market on such date).

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(e) The Company shall pay all expenses it incurs in complying with this Section 7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction, except that the Company will not be liable for any fees and expenses incurred by the Holder, including, but not limited to, fees and expenses of counsel for the selling security holders or brokerage fees or underwriting discounts or commissions, if any.

8. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

9. Warrant Holder Not a Stockholder. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

10. Notices. Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, postage prepaid, or nationally recognized overnight delivery service, to the Company at its principal executive offices: 6040-A Six Forks Road, # 135, Raleigh, NC 27609, Attention: Chief Executive Officer, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

11. Choice of Law. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

12. Jurisdiction and Venue. The Company and the Holder, by its acceptance hereof, hereby agree that any dispute which may arise between them arising out of or in connection with this Warrant shall be adjudicated before a court located in New York City, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York City with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Warrant or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this 31st day of March, 2015.

INOLIFE TECHNOLOGIES, INC.

By:	/s/ Gary Berthold
Name:	Gary Berthold
Title:	Chief Executive Officer

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EXHIBIT A

FORM OF EXERCISE

(to be executed by the registered holder hereof)

The undersigned hereby exercises the right to purchase _________ shares of common stock (“Common Stock”), of InoLife Technologies, Inc. evidenced by the within Warrant Certificate for a Warrant Price of $_______ per share and herewith makes payment of the Warrant Price in full of $____________________. Kindly issue certificates for shares of Common Stock (and for the unexercised balance of the Warrants evidenced by the within Warrant Certificate, if any) in accordance with the instructions given below.

Dated:__________ , 20__ .
Name:

Instructions for registration of stock:

_________________________________________________

Name (Please Print)

Social Security or other identifying Number:________________

Address:__________________________________________

                                           City, State and Zip Code

Instructions for registration of certificate representing the unexercised balance of Warrants (if any):

___________________________________________________

Name (Please Print)

Social Security or other identifying Number:__________________

Address:____________________________________________

                                            City, State and Zip Code

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, executethis form and supply required information.Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, all of or  shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to __________________________________________________________ whose address is ______________________________________________________________________ Dated: ___________________, _______________

Holder’s Name:

Holder’s Signature:

Name and Title of Signatory:

Holder’s Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever.

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